                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

           TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF
                         COMMON STOCK, NO PAR VALUE, OF

                           ASI SOLUTIONS INCORPORATED

                                 EXCHANGE AGENT:

                             EQUISERVE TRUST COMPANY

           BY MAIL:                BY OVERNIGHT COURIER:                BY HAND:
    EquiServe Trust Company       EquiServe Trust Company       EquiServe Trust Company
       Corporate Actions             Corporate Actions             Corporate Actions
          Suite 4660                   14 Wall Street         c/o Securities Transfer and
        P. O. Box 2565             8th floor, Suite 4680         Reporting Services Inc.
  Jersey City, NJ 07303-2565         New York, NY 10005       100 William Street, Galleria
                                                                   New York, NY 10038



                      FOR INFORMATION CALL: (800) 317-4445

------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF CERTIFICATES SURRENDERED
------------------------------------------------------------------------------------------------------
  NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       ASI CERTIFICATE(S) BEING SURRENDERED
         (PLEASE CORRECT ANY ERRORS)                     (ATTACH SIGNED ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES
                                                                                      FORMERLY
                                                           CERTIFICATE              REPRESENTED BY
                                                            NUMBER(S)               CERTIFICATE(S)
                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------
                                                         TOTAL SHARES
                                                         ---------------------------------------------

DO NOT SEND STOCK CERTIFICATES TO ASI SOLUTIONS INCORPORATED OR TO AON CORPORATION. Delivery of stock certificates shall be effected, and risk of loss and title to stock certificates shall pass, only upon delivery of stock certificates to the Exchange Agent at an address set forth above.

              PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS:

To EquiServe Trust Company, as Exchange Agent (the "Exchange Agent"):

      Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 23, 2001, by and among Aon Corporation ("AON"), Merger Subsidiary, Inc. ("SUB") and ASI Solutions Incorporated ("ASI"), the undersigned hereby surrenders to you as Paying Agent the certificate(s) representing all of the undersigned's shares of ASI common stock (the "SHARES") listed above in exchange for the whole number of shares of Aon common stock equal to the product of the Exchange Ratio (as defined in the Merger Agreement), multiplied by the number of shares of ASI common stock so surrendered plus any cash to which the undersigned may be entitled to in lieu of fractional shares of Aon common stock (the "MERGER CONSIDERATION").

      The undersigned hereby represents and warrants that the undersigned was the registered holder of the Shares on May , 2001 (the effective date of the merger of Sub with and into ASI), with good title to the above-described Shares and full power and authority to sell, assign and transfer the Shares represented by the enclosed certificate(s), free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Paying Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

      It is understood that the undersigned will not receive the Merger Consideration until the certificate(s) representing the Shares owned by the undersigned are received by the Paying Agent at the address set forth above, together with such documents as the Paying Agent may require, and until the same are processed for exchange by the Paying Agent. It is further understood that no interest will accrue on the Merger Consideration, any dividend or distribution declared with respect to the Merger Consideration after the Effective Time (as defined in the Merger Agreement) or any cash payable in lieu of fractional shares of Aon Common Stock to which you may be entitled. If you cannot locate your certificate(s), please see Instruction 4.

      Unless otherwise indicated below under Special Payment Instructions, in exchange for the enclosed certificate(s), the undersigned requests the Merger Consideration be issued to the undersigned. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail the Merger Consideration to the undersigned at the undersigned's address shown above. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue and mail the Merger Consideration to the person or entity so indicated at the address so indicated.

      Appropriate signature guarantees have been included with respect to Shares for which Special Delivery Instructions and/or Special Payment Instructions have been given.

[ ] IF ANY OF THE CERTIFICATES REPRESENTING YOUR SHARES HAVE BEEN LOST OR DESTROYED, CHECK THIS BOX AND SEE INSTRUCTION 4. PLEASE FILL OUT THE REMAINDER OF THIS LETTER OF TRANSMITTAL AND INDICATE HERE THE NUMBER OF SHARES OF ASI COMMON STOCK REPRESENTED BY LOST OR DESTROYED CERTIFICATES.

___________________________________ (Number of Shares)

      The Exchange Agent is hereby instructed to issue to the undersigned, as instructed below, a new certificate representing the number of whole shares of Aon Common stock along with a check representing a cash adjustment, if any, in lieu of any fractional shares, to which I am entitled.

NOTE: DO NOT SIGN CERTIFICATE(S) UNLESS YOU ARE COMPLETING SPECIAL ISSUANCE OR
      DELIVERY INSTRUCTIONS BELOW

-------------------------------------------------------         ------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 3 AND 8)                                         (SEE INSTRUCTION 8)
-------------------------------------------------------         ------------------------------------------------------
Complete ONLY if the Merger Consideration is to be              Complete ONLY if the Merger Consideration is to be
issued in a name which differs from the name on the             mailed to an address other than the address reflected
surrendered certificate(s).  Issue shares and check to:         above.  Mail to:
Name:                                                           Name:
     --------------------------------------------------              -------------------------------------------------
Address:                                                        Address:
        -----------------------------------------------                 ----------------------------------------------

-------------------------------------------------------         ------------------------------------------------------

-------------------------------------------------------         ------------------------------------------------------

(PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9.  SEE
IMPORTANT TAX INFORMATION.)
-------------------------------------------------------         ------------------------------------------------------

      The undersigned understands that Aon reserves the absolute right to reject any and all certificates representing ASI common stock or Letters of Transmittal not in proper form and the right to waive any irregularities or defects in the surrender of any certificates representing ASI common stock delivered in connection herewith, and that Aon's interpretation of the terms and conditions of the Merger Agreement and this Letter of Transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

   YOU MUST SIGN IN THE BOX BELOW       ALSO:                   SIGN AND PROVIDE YOUR TAX I. D. NUMBER ON SUBSTITUTE FORM W-9
-------------------------------------------------------         -------------------------------------------------------------
             SIGNATURE(S) REQUIRED                                              SIGNATURE(S) GUARANTEED
    Signature(s) of Registered Holder(s) or Agent                                      (IF REQUIRED)
              (See Instructions 2 and 3)                                           (See Instruction 3)
=======================================================         =============================================================
Must be signed by the registered holders(s) EXACTLY as          Unless the shares are tendered by the registered holder(s)
name(s) appear(s) on stock certificate(s).If signature          of the common stock, or for the account of a member of a
is by a trustee, executor, administrator, guardian,             "Signature Guarantee Program," Stock Exchange
attorney-in-fact, officer for a corporation acting in           Medallion Program or New York Stock Exchange
a fiduciary or representative capacity, or other person,        Medallion Signature Program (an "Eligible Institution"),
please set forth full title.                                    the above signature(s) must be guaranteed by an Eligible
                                                                Institution.




-------------------------------------------------------         -------------------------------------------------------------
                 Registered Holder                                             (Authorized Signature)

-------------------------------------------------------         -------------------------------------------------------------
                  Registered Holder                                                 (Name of Firm)

-------------------------------------------------------         -------------------------------------------------------------
                   Title, if any


-------------------------------------------------------         -------------------------------------------------------------
Date:  _________________ Phone No: _____________                           (Address of Firm - Please Print)

-------------------------------------------------------         -------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                            PAYER: EQUISERVE TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                 PART I-- PLEASE PROVIDE YOUR                    Social Security No. or
               FORM W-9                  TIN IN THE BOX AT RIGHT AND                  Employer Identification No.
                                         CERTIFY BY SIGNING AND
DEPARTMENT OF THE TREASURY               DATING BELOW
INTERNAL REVENUE SERVICE                                                              ____________________________
                                         --------------------------------------  ---------------------------------------
PAYER'S REQUEST FOR TAXPAYER'S           PART II - CERTIFICATION -- Under penalties of perjury, I certify that:
IDENTIFICATION NUMBER (TIN)              (1)      The number on this formis my correct Taxpayer Identification Number
                                                  (or I am waiting for a number to be issued to me) and
                                         (2)      I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal
                                                  Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                                  IRS has notified me that I am no longer subject to backup withholding.
                                         CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
                                         =================================================================================
                                         Signature ______________________        PART III
                                         ---------------------------------------------------------------------------------
                                         Date __________________________         Awaiting TIN:  [ ]
--------------------------------------------------------------------------------------------------------------------------

FOR ASSISTANCE IN COMPLETING THIS FORM, CALL EQUISERVE TRUST COMPANY AT (800) 317-4445 AND ALSO SEE INSTRUCTION 10 AND THE SECTION ENTITLED "IMPORTANT TAX INFORMATION."


 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III
                             OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I CERTIFY UNDER PENALTY OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE EXCHANGE AGENT BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A PROPERLY CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO THE EXCHANGE AGENT.

 ---------------------------------          ----------------------------------
             Signature                                 Date

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES
                 (Please read carefully the instructions below)


      1. GENERAL. Please do not send your stock certificate(s) directly to ASI or Aon. The ASI common stock certificate(s), together with this Letter of Transmittal, properly signed and completed, or a facsimile thereof, and any supporting documents (see Instruction 2), should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent at any of the addresses listed on the front side. The method of transmitting the ASI common stock certificate(s) is at your option and risk, but if delivery is by mail, registered mail with return receipt requested, properly insured, is suggested.

      2. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of ASI common stock certificate(s) surrendered unless the shares described on this Letter of Transmittal have been assigned by the registered holder or holders thereof, in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfer attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) on this Letter of Transmittal must be guaranteed as specified in Instruction 3 below.

      If this Letter of Transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the Exchange Agent, you will be so advised by letter.

      3. ENDORSEMENT OF CERTIFICATE(S): SIGNATURE GUARANTEE. If the Aon common stock certificate and cash in lieu of individual shares, if applicable, are to be issued in the same name as the registered holder(s) of the surrendered ASI common stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any Aon common stock certificate or a check is to be issued in a name different from that of the registered holder(s), then (i) the ASI common stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on each certificate or separate stock powers must be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), pursuant to Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, and (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the issuance to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. In such case the "Special Issuance Instructions" box must be completed and the signature(s) on this Letter of Transmittal must be guaranteed as specified above.

      4. LOST OR DESTROYED ASI COMMON STOCK CERTIFICATES. If any certificates representing ASI common stock have been lost, stolen or destroyed, please check the box on the front of this Letter of Transmittal and fill in the blank to show the number of shares represented by lost, stolen or destroyed certificates. You will be instructed as to the steps you must take in order to receive a certificate representing Aon common stock and check in lieu of fractional shares, if applicable, in accordance with the Merger Agreement.

      5. FRACTIONAL SHARES. Pursuant to the Merger Agreement, no certificate or scrip representing fractional Aon common stock will be issued upon the surrender of ASI common stock certificate(s). In lieu of any such fractional Aon common stock a ASI stockholder would otherwise be entitled to receive upon surrender of a ASI common stock certificate(s), such stockholder shall be paid an amount in cash (without interest) equal to such holder's fractional share amount multiplied by the average of the daily closing prices of Aon common stock for the twenty (20) consecutive trading days prior to the closing contemplated by the Merger Agreement.

      6. INQUIRIES. All questions regarding appropriate procedures for surrendering ASI common certificate(s) should be directed to the Exchange Agent at the mailing address set forth on the front side or by telephone at (800) 317-4445.

      7. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the mailing address set forth on the front side.

      8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate in Special Instructions the name and address of the person in whose name a new Aon common stock certificate and check, if applicable, are to be issued if they are to be issued in the name of someone other than the person(s) signing this Letter of Transmittal. Follow Instruction 3 above. Indicate in Special Delivery

Instructions the name and address to which a new Aon common stock certificate and check, if applicable, are to be sent if they are to be sent (i) to someone other than the person(s) signing this Letter of Transmittal, or (ii) to the person(s) signing this Letter of Transmittal at an address other than that appearing on the label on the face of this Letter of Transmittal.

      9. DIVIDENDS ON AON COMMON STOCK. It is important that ASI common stock certificate(s) be surrendered promptly because until so surrendered the holder thereof will not receive any dividends or other distributions on Aon common stock. Upon surrender, there shall be paid to the person in whose name the Aon common stock is issued (without interest) any dividends or other distributions having a record date after the effective date of the Merger and payable with respect to such Aon common stock between the effective date of the Merger and the time of such surrender.

      10. SUBSTITUTE FROM W-9. Each stockholder surrendering certificates for payment is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, and to indicate whether the stockholder is subject to backup withholding. Each stockholder must date and sign the Substitute Form W-9 in the spaces indicated. Failure to provide the information on the form may subject the stockholder to a 31% federal income tax withholding on any cash payment he or she is otherwise entitled to receive pursuant to the Merger Agreement. The box in Part 3 of the form may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of the cash payment that the stockholder is otherwise entitled to receive until a TIN is provided to the Exchange Agent.

      11. WAIVER OF CONDITIONS. Aon reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of certificate(s) formerly representing shares of ASI common stock.

      12. MISCELLANEOUS. Neither Aon nor the Exchange Agent is under any duty to give notification of defects in any Letter of Transmittal or facsimile or in any other required documents and shall not incur any liability for failure to give such notification. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Merger Agreement are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

      Under federal income tax law, a stockholder whose shares of ASI common stock are surrendered herewith is required to provide the Exchange Agent with such stockholder's current TIN on Substitute Form W-9. If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any such payment made to such stockholder in lieu of fractional shares and for other distributions to which the stockholder is entitled with respect to shares surrendered in connection with the Merger may be subject to backup withholding.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an Internal Revenue Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any cash payment made to the stockholder with respect to shares of ASI common stock surrendered in connection with the Merger Agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any cash payment made to a stockholder with respect to shares of ASI common stock surrendered in connection with the Merger Agreement, the stockholder is required to notify the Exchange Agent of his or her correct TIN by completing the Substitute Form W-9 certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. In addition, the stockholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the shares of ASI common stock being surrendered for payment in connection with the Merger Agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I and sign and date the Substitute From W-9. If "Applied For" is written in Part I, the Exchange Agent will reserve 31% of all cash payments to such stockholder until a TIN is provided to the Exchange Agent. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such stockholder.